(h)(2)(i)

July 14, 2017

Attention: President

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Dear Sir or Madam:

Pursuant to the Transfer Agency Services Agreement, dated February 25, 2009, as amended, between the Funds (as defined in the Agreement) and BNY Mellon Investment Servicing (US) Inc., formerly, PNC Global Investment Servicing (U.S.) Inc., as amended (the “Agreement”), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Dispersing Agent to render such services to Voya CBRE Global Infrastructure Fund and Voya CBRE Long/Short Fund (together, the “Funds”), each a newly established series of Voya Mutual Funds, effective on July 14, 2017, upon all of the terms and conditions set forth in the Agreement.  Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the Amended Exhibit A of the Agreement.  This Amended Exhibit A supersedes the previous Amended Exhibit A, dated January 20, 2017.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.

Very sincerely,

		By:	/s/ Robert Terris
		Name:	Robert Terris
		Title:	Senior Vice President
Voya Mutual Funds

ACCEPTED AND AGREED TO:
BNY Mellon Investment Servicing (US) Inc.

By:	/s/ Peter C. Sutton
Name:	Peter C. Sutton
Title:	Managing Director	, Duly Authorized

2

AMENDED EXHIBIT A

(Dated: July 14, 2017)

THIS EXHIBIT A is Exhibit A to that certain Transfer Agency Services Agreement, dated as of February 25, 2009, between BNY Mellon Investment Servicing (US) Inc., formerly, PNC Global Investment Servicing (U.S.) Inc. and the Fund (the “Agreement”).  For all purposes under the Agreement, the terms Fund and Portfolio shall refer to the following, respectively:

Voya Equity Trust
Voya Large-Cap Growth Fund
Voya Large Cap Value Fund
Voya MidCap Opportunities Fund
Voya Multi-Manager Mid Cap Value Fund
Voya Real Estate Fund
Voya SmallCap Opportunities Fund
Voya SMID Cap Growth Fund
Voya U.S High Dividend Low Volatility Fund

Voya Funds Trust
Voya Floating Rate Fund
Voya GNMA Income Fund
Voya High Yield Bond Fund
Voya Intermediate Bond Fund
Voya Short Term Bond Fund
Voya Strategic Income Opportunities Fund

Voya Investors Trust
Voya Global Perspectives® Portfolio
Voya Government Liquid Assets Portfolio
Voya Large Cap Growth Portfolio
Voya Large Cap Value Portfolio
Voya Limited Maturity Bond Portfolio
Voya Multi-Manager Large Cap Core Portfolio
Voya High Yield Portfolio
Voya Retirement Conservative Portfolio
Voya Retirement Growth Portfolio
Voya Retirement Moderate Growth Portfolio
Voya Retirement Moderate Portfolio
Voya U.S. Stock Index Portfolio
VY® BlackRock Inflation Protected Bond Portfolio
VY® Clarion Global Real Estate Portfolio
VY® Clarion Real Estate Portfolio
VY® FMR® Diversified Mid Cap Portfolio
VY® Franklin Income Portfolio
VY® Invesco Growth and Income Portfolio
VY® JPMorgan Emerging Markets Equity Portfolio
VY® JPMorgan Small Cap Core Equity Portfolio
VY® Morgan Stanley Global Franchise Portfolio
VY® T. Rowe Price Capital Appreciation Portfolio
VY® T. Rowe Price Equity Income Portfolio

VY® T. Rowe Price International Stock Portfolio
VY® Templeton Global Growth Portfolio

Voya Mutual Funds
Voya CBRE Global Infrastructure Fund
Voya CBRE Long/Short Fund
Voya Diversified Emerging Markets Debt Fund
Voya Diversified International Fund
Voya Global Bond Fund
Voya Global Corporate Leaders® 100 Fund
Voya Global Equity Dividend Fund
Voya Global Equity Fund
Voya Global High Dividend Low Volatility Fund
Voya Global Perspectives® Fund
Voya Global Real Estate Fund
Voya International Real Estate Fund
Voya Multi-Manager Emerging Markets Equity Fund
Voya Multi-Manager International Equity Fund
Voya Multi-Manager International Factors Fund
Voya Multi-Manager International Small Cap Fund
Voya Russia Fund

Voya Partners, Inc.
Voya Global Bond Portfolio
Voya Index Solution 2020 Portfolio
Voya Index Solution 2025 Portfolio
Voya Index Solution 2030 Portfolio
Voya Index Solution 2035 Portfolio
Voya Index Solution 2040 Portfolio
Voya Index Solution 2045 Portfolio
Voya Index Solution 2050 Portfolio
Voya Index Solution 2055 Portfolio
Voya Index Solution 2060 Portfolio
Voya Index Solution Income Portfolio
Voya Solution 2020 Portfolio
Voya Solution 2025 Portfolio
Voya Solution 2030 Portfolio
Voya Solution 2035 Portfolio
Voya Solution 2040 Portfolio
Voya Solution 2045 Portfolio
Voya Solution 2050 Portfolio
Voya Solution 2055 Portfolio
Voya Solution 2060 Portfolio
Voya Solution Aggressive Portfolio
Voya Solution Moderately Aggressive Portfolio
Voya Solution Conservative Portfolio
Voya Solution Balanced Portfolio
Voya Solution Income Portfolio
Voya Solution Moderately Conservative Portfolio
VY® American Century Small-Mid Cap Value Portfolio
VY® Baron Growth Portfolio

VY® Columbia Small Cap Value II Portfolio
VY® Columbia Contrarian Core Portfolio
VY® Invesco Comstock Portfolio
VY® Invesco Equity and Income Portfolio
VY® JPMorgan Mid Cap Value Portfolio
VY® Oppenheimer Global Portfolio
VY® Pioneer High Yield Portfolio
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
VY® T. Rowe Price Growth Equity Portfolio
VY® Templeton Foreign Equity Portfolio

Voya Prime Rate Trust

Voya Senior Income Fund

Voya Separate Portfolios Trust
Voya Emerging Markets Corporate Debt Fund
Voya Emerging Markets Hard Currency Debt Fund
Voya Emerging Markets Local Currency Debt Fund
Voya Investment Grade Credit Fund
Voya Securitized Credit Fund
Voya Target In-Retirement Fund
Voya Target Retirement 2020 Fund
Voya Target Retirement 2025 Fund
Voya Target Retirement 2030 Fund
Voya Target Retirement 2035 Fund
Voya Target Retirement 2040 Fund
Voya Target Retirement 2045 Fund
Voya Target Retirement 2050 Fund
Voya Target Retirement 2055 Fund
Voya Target Retirement 2060 Fund

Voya Variable Insurance Trust
VY® Goldman Sachs Bond Portfolio

Voya Variable Products Trust
Voya MidCap Opportunities Portfolio
Voya SmallCap Opportunities Portfolio